Company Contact:
Investor Contact: Berkman Associates (310) 277-5162 info@BerkmanAssociates.com	Alan Magerman Chairman (760)4384004 xenonics@xenonics.com

Xenonics Awarded $3 Million NightHunter

Purchase Order By The U.S. Marine Corps

CARLSBAD, CALIFORNIA — June 7, 2005 — XENONICS HOLDINGS, INC. (AMEX: XNN) announced today that it has been awarded a purchase order for its NightHunter illumination systems by the U.S. Marine Corps valued at approximately $3 million. Xenonics expects to ship this entire order immediately.

Dick Naughton, CEO, said, “This significant order from the Marine Corps confirms the value of our NightHunter products in protecting the lives and enhancing the combat effectiveness of our forces in the field. With the benefits demonstrated by combat experience with more than 5,000 NightHunters already in use today, we believe that our products should be standard equipment throughout the military, as well as in police, fire, border patrol and other homeland security applications. This order shows that our goal of making NightHunter a permanent part of the military and homeland security arsenal is within reach. We continue vigorously to make the case for our NightHunter systems with appropriate decision-makers in Congress and the Pentagon, and believe that our efforts will meet with increasing success.”

About NightHunter

Xenonics’ NightHunter illumination systems pack the power of a searchlight into a compact device that can illuminate objects more than a mile away with no “black hole” to obstruct the field of view. NightHunter products set a new performance standard for mission-critical illumination applications ranging from force protection to physical and perimeter security, target identification and designation, surveillance, and search and rescue. NightHunter products provide the critical advantage of seeing the farthest in the dark in both visible and undetectable infrared light, helping defense and security personnel do their difficult jobs better and more safely.

About Xenonics

Xenonics develops and produces advanced, lightweight and compact ultra-high intensity lighting products for military, law enforcement, public safety, and commercial and private sector applications. Currently, NightHunters are in use by every branch of the U.S. Armed Forces as well as a wide variety of law enforcement and security agencies. Using its breakthrough patented technology, Xenonics provides innovative solutions for customers that demand the ability to see farther so that they can do their job better and safer. Xenonics’ products deliver a quantum leap in performance over other illumination technologies and represent the next generation in small, high intensity, high efficiency lighting systems. Visit Xenonics on the web at www.xenonics.com.

Forward-Looking Statements

Except for the historical statements and discussions above, our statements above constitute forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect our management’s current views with respect to future events and financial performance; however, you should not put undue reliance on these statements. Factors that could cause these forward-looking statements to differ include delays in development, marketing or sales of new products. When used, the words “anticipates,” “believes,” “expects,” “intends,” “future,” and other similar expressions identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties. We believe our management’s assumptions are reasonable, nonetheless, it is likely that at least some of these assumptions will not come true. Accordingly, our actual results will probably differ from the outcomes contained in any forward-looking statement, and those differences could be material. Factors that could cause or contribute to these differences include, among others, those risks and uncertainties discussed in our periodic reports on Form 10-K and 10-Q and our other filings with the Securities and Exchange Commission. Should one or more of the risks discussed , or any other risks, materialize, or should one or more of our underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, expected or projected. In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct. We undertake no obligation to update or revise any forward-looking statements.

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